UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: March 10, 2003

STONE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

                                      Delaware                                         1-12074                              72-1235413
                        (State or other jurisdiction                  (Commission File                    (I.R.S. Employer
                     of incorporation or organization)                  Number)                          Identification No.)

                              625 E. Kaliste Saloom Road                                                                        70508
                                    Lafayette, Louisiana                                                                             (Zip code)
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (337) 237-0410

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits. 99.1 Press Release dated March 10, 2003, "Stone Energy Corporation Announces Fourth Quarter and Full Year 2002 Results"

ITEM 9. REGULATION FD DISCLOSURE

        In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

        The registrant issued a press release dated March 10, 2003 announcing fourth quarter 2002 financial and operating results, which is attached to this Form 8-K as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONE ENERGY CORPORATION

Date: March 10, 2003	By: /s/ James H. Prince
James H. Prince Senior Vice President - Chief Financial Officer and Treasurer
EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 10, 2003, "Stone Energy Corporation Announces Fourth Quarter and Full Year 2002 Results"